UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

(856) 848-2116

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 7, 2017

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Akers Biosciences, Inc., a New Jersey corporation (together with its subsidiaries, “Company”, “Akers”, “we”, “us” or “our”), which will be held on August 7, 2017, at 4:00 P.M. EST at 50 South 16th Street, Suite 2710, Philadelphia, PA 19106, for the following purposes:

1.	To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP as our independent certified public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve the adoption of the Akers Biosciences, Inc. 2017 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, no par value per share, at the close of business on July 7, 2017 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Akers common stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via Internet or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In addition to mailing a printed copy of our proxy materials, to each stockholder of record, the Company will utilize the voluntary “notice and access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we will provide access to these materials in a fast and efficient manner via the Internet. Akers believes that these rules allow us to use Internet technology that many stockholders prefer, continue to provide our stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials.

Accordingly, on or about July 24, 2017 we will begin mailing a Notice of Internet Availability of Proxy Materials to all stockholders of record as of the Record Date. All stockholders may request to receive a printed set of our proxy materials.

By Order of the Board of Directors

/s/ Thomas J. Knox
Thomas J. Knox
Chairman

July 13, 2017
Thorofare, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 7, 2017

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Akers Biosciences, Inc. (together with its subsidiaries, the “Company”, “Akers”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on August 7, 2017 at 4:00 P.M. EST at 50 South 16th Street, Suite 2710, Philadelphia, PA 19106, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about July 24, 2017.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on July 7, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 8,891,245 shares of common stock of the Company issued and outstanding and entitled to vote representing approximately 750 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws provide that at least 33.34% of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.vstocktransfer.com/proxy and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 201 Grove Road, Thorofare, New Jersey 08086, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least 33.34% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2). New Jersey Law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable New Jersey law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Morison Cogen LLP as our independent auditors for the fiscal year ending December 31, 2017.

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Vote Required to Approve the Adoption of the Akers Biosciences, Inc. 2017 Equity Incentive Plan (Proposal No. 3). New Jersey Law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable New Jersey law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Akers Biosciences, Inc. 2017 Equity Incentive Plan.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 1 is considered “non-routine,” the vote on Proposal No. 2 is considered “routine,” and the vote on Proposal No. 3 is considered “non-routine.” Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 201 Grove Road, Thorofare, NJ 08086 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

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Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Akers Biosciences, Inc., 201 Grove Road, Thorofare, New Jersey USA 08086.

Percentage of Ownership as of July 7, 2017
Name of Beneficial Owner:
5% Stockholders:
Chubeworkx Guernsey Limited (1)	5.77%
Empery Asset Management LP (2)	8.15%
Hudson Bay Master Fund, LTD (3)	7.11%
Named Executive Officers and Directors:
Raymond F. Akers, Jr. Phd (4)	0%
Thomas Knox	5.59%
Brandon Knox	1.62%
Robert Andrews	0.54%
Raza Bokhari	0.36%
John J. Gormally	0.34%
Gary M. Rauch	0.48%
All executive officers and directors as a group (7 persons)	8.93%

(1)	Mark Chasey is Chairman of Chubeworkx Guernsey Limited and has beneficial ownership of the shares reported.

(2)

Empery Asset Management LP (“EAM”), has discretionary authority to vote and dispose of these shares held by various entities for which EAM serves as investment manager and EAM may be deemed to be the beneficial owner of such shares. Martin Hoe and Ryan Lane, in their capacity as investment managers of EAM, may also be deemed to have investment discretion and voting power over these shares. EAM, Mr. Hoe and Mr. Lane each disclaim any beneficial ownership of these shares. EAM’s beneficial ownership percentage excludes warrants to purchase 170,000 shares of the Company’s common stock which would be exercisable but for the 4.99% blocker contained in the warrants.

(3)	Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities.

(4)	Dr. Akers gifted all stock and option awards to the Akers Family Trust, a trust to which he is not a named beneficiary.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five authorized directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2018, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Raymond F. Akers is standing for reelection and Thomas Knox, Brandon Knox, Robert Andrews and Raza Bokhari are not seeking reelection. John J. Gormally, Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber are seeking election for their initial terms as members of the Board. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position with the Company/Independence	New Board Term Expires
Raymond F. Akers Jr.	59	Vice Chairman, Secretary, Chief Scientific Director	2018
John J. Gormally	61	Chief Executive Officer	2018
Bill J. White	56	Independent	2018
Richard C. Tarbox III	65	Independent	2018
Christopher C. Schreiber	52	Independent	2018

The following sets forth certain information about each of the director nominees:

Raymond F. Akers Jr., Ph.D. served as Executive Chairman of the Board from December 31, 2009 through April 22, 2016 when he resigned as Executive Chairman and was appointed as the Company’s Chief Scientific Director while also remaining a director of the Company. Additionally, Dr. Akers has served as Secretary of the Company since his appointment to the position on August 5, 2013. Dr. Akers founded the Company in 1989. He has over 30 years of experience in the diagnostics industry having co-founded Drug Screening Systems, Inc., a publicly listed company, in 1987, and Akers Medical Technology Inc. in 1984. He was Chief Executive Officer and Vice President of Research and Development of Drug Screening Systems, Inc. until the sale of that company in 1989 and served as President and Chief Executive Officer of Akers Medical Technology Inc. until 1987.

Dr. Akers holds a Ph.D. in Neurochemistry from Northwestern University. Dr. Akers has either invented or directed the research and development of all of the Company’s products and technologies.

Dr. Akers was selected to serve on the Board because of his experience in assisting diagnostic companies develop infrastructure, including but not limited to general management and business development.

John J. Gormally has served as the Company’s Chief Executive Officer since appointed to the position on November 16, 2015. Mr. Gormally has over 30 years of experience as a member of senior management in the healthcare industry. He joined Becton, Dickinson and Company (“Becton”), a medical technology company that manufactures and sells a range of medical supplies and diagnostic equipment, in 1978 as a senior sales representative. Mr. Gormally served in a wide range of positions with Becton through 2013, focusing primarily on commercialization of Becton’s products and fostering sales growth. From 1999 to 2001, Mr. Gormally served as the Vice President of U.S. Sales and Operations for ConvaTec, a former division of Bristol-Myers Squibb Company. From 2001 to 2002, he served as the Vice President of Global Sales and Marketing for BEI Medical Systems Company, Inc., prior to rejoining Becton from 2002 to 2013. In 2013, Mr. Gormally founded Gormally Elite Medical LLC, a healthcare consulting firm that specializes in human resources and developing go-to-market commercialization strategies.

Mr. Gormally earned an undergraduate degree from DeSales University in 1978 and is currently an MBA candidate at Northeastern University.

Mr. Gormally was selected to serve on the Board in part because of his significant experience running companies operating in the medical device area.

Bill J. White has more than 30 years of experience in financial management, operations and business development. He currently serves as Chief Financial Officer, Treasurer and Secretary of Intellicheck Mobilisa, Inc., a technology company listed on the NYSE MKT. Prior to working at Intellicheck Mobilisa, Inc., he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting.

Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner.

Mr. White was selected to serve on the Board in part because of his significant financial and accounting experience with public companies.

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Richard C. Tarbox III combines over 40 years of management experience in the medical device and diagnostics sector of the healthcare industry. Mr. Tarbox presently serves as a registered investment banker at Aquilo Partners, L.P., focusing his practice on the needs of clients in the life science tools and diagnostics sectors. Previously, he held executive roles, primarily in business development and operations management, with Becton Dickinson, Thermo Fisher Scientific and Cardinal Health, Baxter International Inc. and American Hospital Supply Corporation. He has also served a number of companies in the industry as an officer and member of the board of directors including; Alverix, Inc., as Chief Executive Officer and board member from 2010 to 2014, Quidel Corporation, as Corporate Development Officer from 2007 to 2009, ClearData Networks, as Chief Operating Officer and a board member from 1999 to 2001, Bioseparations Inc., as Chief Executive Officer and a board member from 1995 to 1998, Metrika Laboratories, as a board member from 1994 to 1995, DenOptix, Inc., as a board member from 1995 to 1998 and Ostex International Inc., as Chief Operating Officer from 1992 to 1995. Mr. Tarbox currently serves as a member of the advisory boards of Qorvo Inc. and Safeguard Scientifics, Inc.

Mr. Tarbox is a graduate of the University of Washington, where he received his Bachelor’s Degree in Clinical Psychology and the Kellogg School of Management at Northwestern University where he earned a Master’s degree in Business Management.

Mr. Tarbox was selected to serve on the Board in part because of his significant experience in the medical device and diagnostics industry, as well as his management experience.

Christopher C. Schreiber combines over 30 years of experience in the securities industry. As the Managing Director of Capital Markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, he was a member of the board of directors of Paulson Investment Company, a 40-year-old full service Investment Banking firm. In addition, Mr. Schreiber serves has a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. He also volunteers on the board of directors for Fox Lane Youth Lacrosse, a community youth program.

Mr. Schreiber is a graduate of John Hopkins University, where he received a Bachelor’s Degree in Political Science.

Mr. Schreiber was selected to serve on the Board in part because of his significant experience in capital markets and knowledge of the Company.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) RAYMOND F. AKERS JR., PHD, (II) JOHN J. GORMALLY, (III) BILL J. WHITE, (IV) RICHARD C. TARBOX III AND (V) CHRISTOPHER C. SCHREIBER AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, Chief Scientific Director, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

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Director Independence

The Board currently consists of five (5) members: Raymond F. Akers, Jr., Phd, Thomas Knox, Brandon Knox, Robert E. Andrews and Raza Bokhari. All of our directors will serve until our Annual Meeting and until their successors are duly elected and qualified. Dr. Akers is nominated for reelection to the Board, the other current Board members have chosen not to seek re-election.

As we are listed on the NASDAQ Capital Market, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. The board affirmatively determined that Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules. Additionally, the Board has determined that current director nominees Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber will be, if elected to the Board, “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

The Board held approximately seven (7) meetings in 2016. No director attended, either in person or via telephone, fewer than 50% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o John Gormally, Chief Executive Officer, Akers Biosciences, Inc. 201 Grove Road, Thorofare, NJ 08086. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at www.akersbiosciences.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. The members of these committees are:

Current Committee Composition

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas Knox*	Thomas Knox	Thomas Knox
Brandon Knox	Brandon Knox	Brandon Knox*
Robert E. Andrews	Robert E. Andrews*	Robert E. Andrews
Raza Bokhari	Raza Bokhari	Raza Bokhari

* Denotes Chairman of committee.

Committee Composition after the Annual Meeting†

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Bill J. White *	Bill J. White	Bill J. White
Richard C. Tarbox III	Richard C. Tarbox III	Richard C. Tarbox III*
Christopher C. Schreiber	Christopher C. Schreiber*	Christopher C. Schreiber

†Assumes the election of Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber, who have each been appointed to committees by resolution of the Board effective upon their election to the Board.

* Denotes Chairman of committee subject to election to the Board at the Annual Meeting.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Thomas Knox, Brandon Knox, Robert E. Andrews and Raza Bokhari. The current members of the Audit Committee are not seeking reelection to the Board at the Annual Meeting. The Board has selected Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber to serve on the Audit Committee, subject to their election to the Board. Mr. White will serve as Chairman of the Audit Committee. Each of the current and newly appointed Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Mr. T. Knox currently serves as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Board has determined that Mr. White will serve as the “audit committee financial expert” upon election and appointment to the Audit Committee.

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The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to the Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee held approximately four (4) telephonic meetings in 2016. All members of the Audit Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Audit Committee.

Compensation Committee

The members of our Compensation Committee are currently Thomas Knox, Brandon Knox, Robert E. Andrews and Raza Bokhari. The current members of the Compensation Committee are not seeking reelection to the Board at the Annual Meeting. The Board has selected Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber to serve on the Compensation Committee, subject to their election to the Board. Mr. Schreiber will serve as Chairman of the Compensation Committee. Each of the current and newly appointed Compensation Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each current and new member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for an the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

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●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

The Compensation Committee held approximately four (4) meetings in 2016 and acted by written consent. All members of the Compensation Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Robert E. Andrews, Thomas Knox, Brandon Knox and Raza Bokhari. The current members of the Nominating and Corporate Governance Committee are not seeking reelection to the Board at the Annual Meeting. The Board has selected Bill J. White, Richard C. Tarbox III and Christopher C. Schreiber to serve on the Nominating and Corporate Governance Committee, subject to their election to the Board. Mr. Tarbox will serve as Chairman of the Nominating and Corporate Governance Committee. Each of the current and newly appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

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The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

The Nominating and Corporate Governance Committee held approximately one (1) meeting in 2016. The meeting of the Nominating and Corporate Governance Committee was attended by all members of the Nominating and Corporate Governance Committee.

Family Relationships

Thomas Knox and Brandon Knox are father and son, respectively. Neither Thomas nor Brandon Knox are seeking reelection to the Board. There are no other family relationships among any of our directors, director candidates or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2016, were timely.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.akersbio.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Director Compensation

The following sets forth the compensation awarded to, earned by or paid to the named director by us during the year ended December 31, 2016.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Raymond F. Akers, Jr.	-	-	-	-	-	-
Thomas Knox (1)	-	-	-	-	-	-
Brandon Knox (2)	-	-	-	-	-	-
Robert E. Andrews (3)	-	-	-	-	-	-
Dr. Raza Bokhari (4)	-	-	-	-	-	-

(1)	Mr. T. Knox is not seeking reelection to the Board.

(2)	Mr. B. Knox is not seeking reelection to the Board

(3)	Mr. Andrews is not seeking reelection to the Board.

(4)	Dr. Bokhari is not seeking reelection to the Board.

Executive Compensation

The compensation provided to our “named executive officers” for 2016, 2015 and 2014 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our named executive officers.

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Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the named executive officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The compensation provided to our “named executive officers” for 2016, 2015 and 2014 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2016 for each of our named executive officers.

Our named executive officers who appear in the 2016 Summary Compensation Table are:

Raymond F. Akers, Jr., PhD	Chief Scientific Director and Secretary

John J. Gormally	Chief Executive Officer

Gary M. Rauch	Vice President, Finance and Treasurer

Summary Compensation Table

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Chief Executive Officer, and our other most highly compensated executive officers who earned in excess of $100,000 during 2016, 2015 and 2014.

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			Cash	Stock	Option	All
Name and		Salary	Bonus	Awards	Awards	Other		Total
Principal Position	Year	$	$	$	$	$		$
Raymond F Akers, Jr PhD
Former Executive Chairman	2016	269,231	—	—	—	7,800	(1)	277,031
Secretary, Chief Scientific Director	2015	397,450	—	256,900	—	7,800	(1)	662,150
	2014	394,231	—	—	124,270	7,800	(1)	526,301

John J. Gormally (2)
Chief Executive Officer	2016	248,500	—	54,725	—	7,800	(3)	311,025
	2015	24,038	—	—	—	650	(3)	24,688

Gary M Rauch
Vice President, Finance and	2016	95,000	—	—	—	—		95,000
Treasurer	2015	95,000	—	27,675	—	—		122,675
	2014	78,414	—	—	46,601	11,250	(4)	138,765

(1)	Other Compensation for Dr. Akers consisted of a car allowance.

(2)	Mr. Gormally was appointed as Chief Executive Officer on November 16, 2015.

(3)	Other Compensation for Mr. Gormally consisted of a car allowance.

(4)	Mr. Rauch became an employee of the Company effective February 2, 2014. Prior to this date, Mr. Rauch was paid a fee pursuant to his consultant agreement. Fees paid to Mr. Rauch for his pre-employment period are recorded as other compensation.

Employment Agreements

On December 2, 2015, the Company and John J. Gormally finalized the terms of his employment and entered into an employment agreement (the “Employment Agreement”), pursuant to which Mr. Gormally will serve as the Company’s Chief Executive Officer. Mr. Gormally shall have such duties, responsibilities and authority as are commensurate and consistent with the position of Chief Executive Officer of a public company.

The Company shall pay Mr. Gormally a salary at a rate of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) per year (the “Base Salary”). On January 31, 2017, pursuant to the terms of the Employment Agreement, the Board adjusted Mr. Gormally’s salary to Three Hundred Twenty-Five Thousand and 00/100 Dollars ($325,000) effective as of January 1, 2017. In addition, subject to the discretion of the Company’s Compensation Committee and the Board, provided that the Employment Agreement has not been terminated, Mr. Gormally shall be eligible for an annual performance-based cash bonus of up to 100% of the Base Salary (the “Cash Incentive Bonus”). Mr. Gormally shall receive certain grants of the Company’s restricted common stock (each an “Incentive Award” and together with the Cash Incentive Bonus, the “Incentive Compensation”) on a bi-annual basis, with such awards expected to be made on or about February 15 and August 15 of each year, under the Company’s Amended and Restated 2013 Incentive Stock and Award Plan. Each Incentive Award will vest or has vested as follows: (i) 1/3 vested on the date of grant; (ii) 1/3 vest on the first anniversary of the date of grant and (iii) 1/3 shall vest on the second anniversary of the date of grant. The Incentive Awards will be made within the following ranges, in the aggregate, for each such year: (i) for 2016, up to 140,000 shares of restricted common stock, but no less than 27,500 shares of restricted common stock; (ii) for 2017, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; (iii) for 2018, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; (iv) for 2019, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; and (v) for 2020, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock.

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The Employment Agreement may be terminated by either party upon thirty (30) days’ written notice to the other party or sooner upon the parties’ mutual written consent. In the event that Mr. Gormally is terminated without Cause (as defined in the Employment Agreement), including termination pursuant to thirty (30) days’ written notice, or Mr. Gormally terminates his employment for Good Reason (as defined in the Employment Agreement) the Company shall pay Mr. Gormally severance in accordance to the following: (i) if the date of termination is prior to the four month anniversary of the effective date of the Employment Agreement (the “Four Month Anniversary”), Mr. Gormally shall receive no severance; (ii) if the date of termination is after the Four Month Anniversary but prior to the one year anniversary (the “One Year Anniversary”) of the effective date of the Employment Agreement, the Company shall pay Mr. Gormally severance equal to one third (1/3) of his Base Salary; (iii) if the date of termination is on or after the One Year Anniversary but prior to the two year anniversary (the “Two Year Anniversary”) of the effective date of the Employment Agreement, the Company shall pay Mr. Gormally severance equal to one half (1/2) of the Mr. Gormally’s then current Base Salary; and (iv) if the date of termination is on or after the Two Year Anniversary, the Company shall pay Mr. Gormally severance equal to one year of Mr. Gormally’s then current Base Salary. If Mr. Gormally is terminated for Cause the Company will not pay any severance.

Outstanding Equity Awards at Fiscal Year-End 2016

There were no outstanding equity awards at Fiscal Year-End 2016.

Certain Relationships and Related Transactions, and Director Independence.

Other than compensation arrangements, the following is a description of transactions to which we were a participant or will be a participant to, in which:

●	the amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Effective January 23, 2014, our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

On June 19, 2012, the Company entered into a 3-year exclusive License and Supply Agreement ChubeWorkx Guernsey Limited (“ChubeWorkx”) for the purchase and distribution of the Company’s proprietary breathalyzers outside of North America. ChubeWorkx paid a licensing fee of $1,000,000 which was recognized over the term of the agreement through June 30, 2015.

On June 13, 2013, the Company announced an expansion of the License and Supply Agreement with ChubeWorkx to include worldwide marketing and distribution of the “Be CHUBE” program using the Company’s breathalyzer.

On December 31, 2014, the outstanding ChubeWorkx Receivable was converted to a note receivable. The note is payable in sixty equal installments of $27,734 commencing January 1, 2015 and has an interest rate of 5% per annum.

On March 9, 2015, the Company contributed capital of $64,675 in Hainan Savy Akers Biosciences, Ltd. (“Hainan Savy”), a company incorporated in the People’s Republic of China, resulting in a 19.9% ownership interest. The contribution was adjusted downward to $64,091 on April 8, 2015; the net effect of the currency conversion when the contribution was processed in Hainan. Mr. Thomas Knox, a member of the Company’s Board of Directors, is also an investor in the joint venture.

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On February 12, 2016 and May 25, 2016, the Company purchased several manufacturing molds for $41,073 and $27,988, respectively, through Hainan Savy, the Company’s joint venture partner in the Peoples Republic of China.

The Company began purchasing plastic and electronic components through Hainan Savy for use in the production of finished goods in the first half of 2016.

On August 17, 2016, the Company entered into a settlement agreement (the “Settlement Agreement”) with ChubeWorkx which settled all pending claims between the Company and ChubeWorkx. Specifically, the Company and ChubeWorkx agreed to voluntarily dismiss the action brought by the Company against ChubeWorkx for outstanding amounts due to Akers Bio under a promissory note in a United States Federal Court suit, District of New Jersey and various claims brought by ChubeWorkx against the Company arising from an exclusive licensing agreement between ChubeWorkx and the Company (“Licensing Agreement”) in a suit brought in The High Court of Justice, Queen’s Bench Division Commercial Court, Royal Courts of Justice, United Kingdom.

Under the terms of the Settlement Agreement, the Company will recover the full outstanding principal amount in the current fiscal year in the form of $750,000 of BreathScan® Alcohol Detector inventory – which the Company intends to subsequently sell – and the balance of $549,609 in cash. Akers Bio established an allowance for this doubtful note in the Company’s financial statements for the year ended December 31, 2015. As a result of the Settlement Agreement, the Company reversed the allowance for doubtful note in the amount of $1,299,609.

In addition to addressing the promissory note described above, the Settlement Agreement also allows the Company to market and sell all of the Company’s breath technology tests worldwide, unencumbered by any past/future claims by ChubeWorkx under the Licensing Agreement (entered into with ChubeWorkx in 2012 and subsequently amended in 2013). Under the terms of the Settlement Agreement, ChubeWorkx no longer holds any rights pertaining to Akers Bio’s BreathScan® technology, which serves as the basis for a number of commercialized products including BreathScan® Alcohol Detector and BreathScan OxiChek™; and a number of products in development.

In return for the Company regaining the full rights to sell breath technology products, under the terms of the Settlement Agreement, ChubeWorkx is entitled to receive a royalty of 5% of the Company’s gross revenues (the “ChubeWorkx Royalty”) until ChubeWorkx has earned an aggregate $5,000,000, after which point ChubeWorkx will no longer be entitled to receive any royalties from the Company and the Company shall have no further obligation to ChubeWorkx. The Settlement Agreement further allows the Company to retain 50% of the ChubeWorkx Royalty until the full $549,609 cash component of the monies owed by ChubeWorkx to the Company as described above has been satisfied. The Company has recorded royalty expenses of $248,671 for the period January 1, 2016 through June 30, 2017.

Other terms of the Settlement include: 1) the pledge as security by the Company to ChubeWorkx all Company assets, worthy to satisfy its obligations, including all inventory and receivables, with the exception of (i) distribution contracts of the Company or any of its affiliates, (ii) customer lists, (iii) manufacturing processes (including all intellectual property required to use those processes and exploit products made thereby) and (iv) all equipment required to perform said manufacturing processes and other equipment; and 2) the grant of voting proxy by ChubeWorkx to the Company which allows the Company to vote ChubeWorkx’s shares for corporate formalities under certain conditions.

The pledged assets are only at risk in the event that the Company cannot satisfy any outstanding royalty payment obligations subject to various cure periods and/or through a restructuring and/or liquidation under the United States Bankruptcy laws of the Company in favor of payment of said obligation.

COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board is currently comprised of Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

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The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Robert E. Andrews, Chairman

Thomas Knox

Brandon Knox

Raza Bokhari

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Morison Cogen LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Thomas Knox, Chairman

Robert E. Andrews

Brandon Knox

Raza Bokhari

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board has appointed Morison Cogen LLP (“Morison Cogen”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2017. The Board seeks an indication from shareholders of their approval or disapproval of the appointment.

Morison Cogen will audit our consolidated financial statements for the fiscal year ended December 31, 2017. We anticipate that a representative of Morison Cogen will be present by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended December 31, 2016 were audited by Morison Cogen.

In the event shareholders fail to ratify the appointment of Morison Cogen, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related fees include services for the review of interim financial statements, tax fees include the preparation of tax returns and other fees include services performed in relation to the preparation of Form S-3 for the public offering on NASDAQ.

	2016	2015
Audit Fees	$100,000	$60,318
Audit-Related Fees	$69,000	$54,800
Tax Fees	$9,500	$5,500
All Other Fees	$15,144	$4,648
TOTAL	$193,644	$125,266

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

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The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MORISON COGEN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

APPROVAL OF THE ADOPTION OF THE AKERS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

Shareholders are being asked to approve the Akers Biosciences, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) which was adopted by the Board on July 6, 2017, subject to shareholder approval. If approved by shareholders, the 2017 Plan will supplement the Company’s existing Amended and Restated 2013 Incentive Stock and Award Plan (the “2013 Plan”) in providing stock-based incentive compensation to select officers, employees, non-employee directors, consultants and service providers. As of July 7, 2017, 3,292 shares were available for award under the 2013 Plan, all of which were available only for award in the form of restricted stock and non-qualified stock options. As of July 7, 2017, the aggregate of all restricted stock and options outstanding under the 2013 Plan was 259,000, with a weighted average exercise price of $4.23 and a weighted average remaining term of 2.55 years.

The Company’s Compensation Committee believes this remaining amount of shares to be insufficient to meet the Company’s needs. The Company continues to focus on equity awards in the form of restricted stock grants and non-qualified options. The 2017 Plan was designed by the Compensation Committee with the assistance of management as part of a comprehensive compensation strategy to provide long-term incentives for employees and non-employees to contribute to the growth of the Company and attain specific performance goals.

Approval of the 2017 Plan will allow the Company to award stock options in the form of non-qualified and incentive options, stock appreciation rights, restricted stock, and restricted stock units to employees and to non-employee directors, consultants and service providers. In determining the number of shares available under the 2017 Plan, we considered the historical burn-rate of the Company’s 2013 Plan, and the potential dilution to shareholders. The 1,350,000 shares available under the 2017 Plan represent 15.2% of the Company’s outstanding Common Stock as of July 7, 2017. The NASDAQ Capital Market closing price of a share of Common Stock on July 7, 2017 was $1.20. Based on historical burn rates and our current stock price, the Compensation Committee believes the 1,350,000 shares that may be awarded under the 2017 Plan should be sufficient to cover grants in the coming years.

We are also seeking approval of the performance criteria under the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, which would allow certain awards granted under the 2017 Plan to qualify as performance-based compensation (see discussion of Tax Consequences below).

The purpose of awards under the 2017 Plan (see Award Types described below) is to attract and retain talented employees and the services of select non-employees, further align employee and shareholder interests and closely link employee compensation with Company performance.

Key Terms - The following is a summary of the material features of the 2017 Plan, which is qualified by reference to the full text of the 2017 Plan, which is set forth as Appendix A:

Eligible Participants:	Eligible participants under the 2017 Plan will be such full or part-time officers and other employees, directors, consultants and key persons of the Company and any Company subsidiary who are selected from time to time by the Board or committee of the Board authorized to administer the 2017 Plan, as applicable, in its sole discretion.

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Shares Authorized:	1,350,000 shares, subject to adjustment only to reflect stock splits and similar events. Shares underlying awards that are forfeited, expire, cancelled or lapse become available for future grants.

Shares Authorized as a Percent of Outstanding Common Stock:	15.2%

Award Types:	(1)	Non-qualified and incentive stock option—the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.
	(2)	Restricted stock—share award may be conditioned upon continued employment, the passage of time or the achievement of performance objectives.
	(3)	Unrestricted Stock Award: Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
	(4)	Restricted stock unit—the right to receive, at a specified future date, shares of common stock or an amount equal to the fair market value of a specified number of shares of common stock. Restricted stock units may be conditioned upon continued employment, the passage of time or the achievement of performance objectives. Payments in respect of restricted stock units may be made in shares, cash or a combination of both, in the Committee’s discretion.
	(5)	Stock appreciation right—the right to receive the net of the market price of a share of stock and the exercise price of the right, in stock, in the future.

Award Terms:	Stock options and stock appreciation rights will have a term no longer than ten years. All awards made under the 2017 Plan may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements which set forth the terms and conditions of each award. The Compensation Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

Not Permitted:	(1)	Granting stock options or stock appreciation rights at a price below fair market value on the date of grant or 110% of fair market value in the case of incentive options issued to a holder of 10% or more of the voting power of the Company.
	(2)	Granting stock options and stock appreciation rights to any one employee during any fiscal year in excess of 250,000 shares.
	(3)	Granting restricted stock, restricted stock units and stock bonuses to any one employee during any fiscal year in excess of 500,000 shares.
(4)

Granting shares of Company Stock subject to incentive awards awarded during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, in excess of $250,000 in total value.

Performance Criteria	The Compensation Committee may grant restricted stock or restricted stock units with vesting conditions based on continuing employment (or other service relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Compensation Committee may determine. The Compensation Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the performance criteria it selects to use for the performance period for a participant.

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Clawback

Any awards and shares of stock issued pursuant to the 2017 Plan that are subject to recovery under any applicable law, government regulation or rule or listing standard of any stock exchange, will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or rule or listing standard of any stock exchange (or any policy adopted by the Company pursuant to any such applicable law, government regulation or rule or listing standard of any stock exchange).

Tax Consequences – Stock option grants under the 2017 Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Awards granted under the 2017 Plan may qualify as “performance-based compensation” under IRC §162(m) and thus preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under §162(m) that is in excess of $1 million and paid to one of the Company’s most highly compensated executive officers. To qualify, options and other awards must be granted under the 2017 Plan by a committee consisting of two or more “outside directors” (as defined under §162(m)) and options and stock appreciation rights must satisfy the 2017 Plan’s limit on the total number of shares that may be awarded to any one participant during any fiscal year. In addition, for awards other than options and stock appreciation rights to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.” Certain awards that may be made under the 2017 Plan may not qualify as performance based compensation and that performance-based compensation awards that are intended to be exempt from the deduction limitation may not meet the requirements to qualify for such exemption.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2017 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Transferability – Unrestricted stock awarded under the 2017 Plan may be transferred by the recipient. Restricted stock, stock options, stock appreciation rights and, prior to exercise, the shares issuable upon exercise of such awards granted under the 2017 Plan generally are not transferable except by will or the laws of descent and distribution.

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Administration - The Board will initially administer the 2017 Plan. The Compensation Committee will recommend to the Board the employees and non-employees who receive awards, the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2017 Plan, the terms, conditions and other provisions of the grants. The Board intends to appoint the Compensation Committee to administer the 2017 Plan at such time as the newly elected directors comprising the Compensation Committee are prepared to administer the 2017 Plan.

Amendments - The Board may, at any time, suspend or terminate the 2017 Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required if and to the extent required by Exchange Act Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2017 Plan to qualify, or if and to the extent the Board determines that such approval is appropriate for purposes of satisfying IRC §162(m), §422 or §409A or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2017 Plan restricts the Compensation Committee’s ability to exercise its discretionary authority to administer the 2017 Plan, which discretion may be exercised without amendment to the 2017 Plan. No action may, without the consent of a participant, reduce the participant’s rights under any outstanding award.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE AKERS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN.

FUTURE SHAREHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible shareholder desires to have included in our proxy statement and presented at the next Annual Meeting of Shareholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 201 Grove Road, Thorofare, NJ 08086 or by calling telephone number (856) 848-8698.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Akers Biosciences, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

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OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, John Gormally, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

July 13, 2017	By Order of the Board of Directors,

/s/ Thomas J. Knox
Thomas J. Knox
Chairman

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AKERS BIOSCIENCES, INC.

The undersigned hereby appoints Akers Biosciences, Inc. as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on August 7, 2017, at 4:00 P.M. EST at 50 South 16th Street, Suite 2710, Philadelphia, PA 19106, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Raymond F. Akers Jr., Phd	John J. Gormally	Bill J. White

Richard C. Tarbox III	Christopher C. Schreiber

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The Board of Directors recommends a vote FOR Proposal No. 1, Proposal No. 2 and Proposal No. 3.

1.	To elect five (5) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

2.	To ratify the appointment of Morison Cogen LLP as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve the adoption of the Akers Biosciences, Inc. 2017 Equity Incentive Plan.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[  ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: _____, 2017

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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Appendix A

AKERS BIOSCIENCES, INC.

2017 EQUITY INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the AKERS BIOSCIENCES, INC. 2017 EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants (as defined below) and other key persons of AKERS BIOSCIENCES, INC., a New Jersey corporation (including any successor entity, the “Company”) and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms have the definitions set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means “disability” as defined in Section 422(c) of the Code.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, having no par value, of the Company.

“Stock Appreciation Right” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2.	ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)       Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee or committees of the Board, as applicable).

(b)       Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)       to select the individuals to whom Awards may from time to time be granted;

(ii)       to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)       to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)       to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)       to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)       to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)       subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)       at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c)       Award Agreement. Awards under the Plan may be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award. In the event an Award is granted under the Plan absent an Award Agreement, the Award will be governed by the terms and conditions of the Plan.

(d)       Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)       Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a)       Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 1,350,000 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 250,000 Shares may be issued pursuant to Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. Beginning on the date that the Company becomes subject to Section 162(m) of the Code, (i) Options with respect to no more than 250,000 Shares shall be granted to any one individual in any calendar year period and (ii) no more than 500,000 Shares shall be granted to any one individual in any calendar year period. The value of any Shares granted to a non-employee director of the Company, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred fifty thousand dollars ($250,000) in any calendar year.

(b)       Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee may make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of New Jersey and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)       Sale Events.

(i)       Options.

(A)       In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B)       In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder, each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C)       Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii)       Restricted Stock and Restricted Stock Unit Awards.

(A)       In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B)       Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C)       Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. In the event a Stock Option is granted under the Plan absent an Award Agreement, the Stock Option will be governed by the terms and conditions of the Plan.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)       Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i)       Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii)       Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii)       Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv)       Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A)       In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B)       If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C)       If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D)       If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E)       If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the optionee.

(b)       Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c)       Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS.

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a)       SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b)       The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c)       The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d)       The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a)       Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b)       Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c)       Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 10 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d)       Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a)       Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b)       Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c)       Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10. CERTAIN TRANSFER RESTRICTIONS

Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Options, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

SECTION 11. TAX WITHHOLDING

(a)       Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b)       Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a)       No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b)       Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)       No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d)       Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)       Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f)       Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g)       Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and approval by stockholders in accordance with applicable state law and the Company’s certificate of incorporation and bylaws.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of New Jersey as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New Jersey.

DATE ADOPTED BY THE BOARD OF DIRECTORS SUBJECT TO SHAREHOLDER APPROVAL: July 12, 2017.

DATE ADOPTED BY THE SHAREHOLDERS: ____________________.